December 22, 2014

TOUCHSTONE INVESTMENT TRUST

Touchstone Institutional Money Market Fund

Touchstone Money Market Fund

Supplement to the Prospectus and Summary Prospectus dated January 30, 2014 and

Statement of Additional Information dated April 30, 2014, as supplemented November 21, 2014

At a meeting of the Board of Trustees of Touchstone Investment Trust held on November 20, 2014, the Board approved a plan to close and liquidate each of Touchstone Institutional Money Market Fund and Touchstone Money Market Fund on or about March 20, 2015 (the “Liquidation Date”).

The Liquidation Date has been postponed.

Please contact your financial advisor or Touchstone Investments at 800.543.0407 if you have any questions.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-55-TINT-S2-1412